UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 19, 2004

                                  INNOVEX, INC.
             (Exact name of Registrant as specified in its charter)

          Minnesota                      000-13143                41-1223933
          ---------                      ---------                ----------
(State or other jurisdiction         (Commission File          (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)

5540 Pioneer Creek Drive
Maple Plain, Minnesota                                            55359-9003
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (763) 479-5300

Items 1 through 6 and 8 through 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued January 19, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Innovex, Inc. hereby furnishes a press release, issued on January 19, 2004, disclosing material non-public information regarding its results of operations for the quarter ended December 31, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    INNOVEX, INC.

                                                    By /s/ Thomas Paulson
                                                       -------------------------
                                                       Thomas Paulson
                                                       Chief Financial Officer

Dated:  January 20, 2004